SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 25, 1996
                                                  -------------------------



                                   Adage, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Pennsylvania                   33-31797                  04-2225121
     ------------                   --------                  ----------


                  400 Willowbrook Lane, West Chester, Pa 19382
                  --------------------------------------------



Registrant's telephone number, including area code   610-430-3900
                                                   -------------------------




        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5  --  OTHER EVENTS


THE REGISTRANT ISSUED A PRESS RELEASE DATED JUNE 25, 1996 REPORTING ADAGE, INC. TO DISTRIBUTE STOCK OF RELM COMMUNICATIONS, INC. THE
PRESS RELEASE IS APPENDED AS EXHIBIT 1.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            ADAGE, INC.


                                            /s/ ROBERT T. HOLLAND
                                           -------------------------------
                                            Robert T. Holland
                                            Vice President - Finance



Date:   June 25, 1996